EXHIBIT 99.13

                                PAYMENT GUARANTY
                                ----------------
                             (Principal Shareholder)


            This Payment Guaranty (this "GUARANTY") is made as of February 11, 2003, by Craig A. Vanderburg ("GUARANTOR"), in favor of MERCATOR ADVISORY GROUP, LLC, acting as agent (in such capacity, "AGENT") for MERCATOR MOMENTUM FUND, L.P., and MECATOR FOCUS FUND, L.P. (each, a "Lender" and, together, "LENDERS"). Mercator is acting hereunder for the benefit of the Lenders on a proportional basis in accordance with the amounts of their respective interests in the Loan, as that term is defined below.

                               FACTUAL BACKGROUND
                               ------------------

      A. Guarantor is executing this Guaranty to induce Lenders to make two separate loans (defined, together, in SECTION 2 as the "LOAN") to MediaBus Networks, Inc., a Florida corporation, and Presidion Solutions, Inc., a Florida corporation (each, a "BORROWER" and, together, "Borrowers"), in the aggregate principal amount of Two Million Dollars ($2,000,000.00).

      B. Concurrently herewith, Guarantor is executing a document entitled Pledge Agreement in favor of Agent (the "PLEDGE AGREEMENT") to provide security for the obligations of Guarantor under this Guaranty.

      C. The Loan is evidenced by 6-1/2% Secured Convertible Debentures of even date herewith (the "DEBENTURES"), each made payable to one of the Lenders, which, together, are in the principal amount of the Loan.

      D. This Guaranty, the Pledge Agreement, the Debentures and all other documents executed by either Guarantor or Borrowers in connection with the Loan are referred to herein as the "LOAN DOCUMENTS."

                                    GUARANTY
                                    --------

            1. GUARANTY OF LOAN. Guarantor unconditionally guarantees to Agent, for the benefit of Lenders, the full payment of the Loan, and unconditionally agrees to pay Agent the full amount of the Loan. This is a guaranty of payment, not of collection. If Borrowers default in the payment when due of all or any part of the Loan, Guarantor shall in lawful money of the United States pay to Agent or order, on demand, all sums due and owing on the Loan, including all interest, charges, fees and other sums, costs and expenses.

            2. LOAN. In this Guaranty, the term "LOAN" is broadly defined to mean and include all primary, secondary, direct, indirect, fixed and contingent obligations of Borrowers to pay principal, interest, prepayment fees, late charges, loan fees and any other fees, charges, sums, costs and expenses which may be owing at any time under either of the Debentures or the other Loan Documents, as any or all of them may from time to time be modified, amended, extended or renewed. If the amount outstanding under the Loan is determined by a court of competent jurisdiction, that determination shall be conclusive and binding on Guarantor, regardless of whether or not Guarantor was a party to the proceeding in which the determination was made.


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

            3. RIGHTS OF AGENT. Guarantor authorizes Agent and each Lender, acting separately or together, to perform any or all of the following acts at any time in its sole discretion, all without notice to Guarantor and without affecting Guarantor's obligations under this Guaranty:

                (a) Lenders may alter any terms of the Loan or any part of it, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Loan or any part of it.

                (b) Lenders and Agent may take and hold security for the Loan or this Guaranty, accept additional or substituted security for either, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security.

                (c) Lenders and Agent may direct the order and manner of any sale of all or any part of any security now or later to be held for the Loan or this Guaranty, and Lender may also bid at any such sale.

                (d) Lenders and Agent may apply any payments or recoveries from Borrowers, Guarantor or any other source, and any proceeds of any security, to Borrower's obligations under the Loan Documents in such manner, order and priority as Lenders or Agent may elect, whether or not those obligations are guaranteed by this Guaranty or secured at the time of the application.

                (e) Lenders may release either or both Borrowers from their liability for the Loan or any part of it.

                (f) Lenders and Agent may substitute, add or release any one or more guarantors or endorsers.

                (g) In addition to the Loan, Lenders may extend other credit to Borrowers, and may take and hold security for the credit so extended, all without affecting Guarantor's liability under this Guaranty, provided that this Guaranty does not apply to such other credit.

            4. GUARANTY TO BE ABSOLUTE. Guarantor expressly agrees that until the Loan is paid and performed in full and each and every term, covenant and condition of this Guaranty is fully performed, Guarantor shall not be released by or because of:

                (a) Any act or event which might otherwise discharge, reduce, limit or modify Guarantor's obligations under this Guaranty;

                (b) Any waiver, extension, modification, forbearance, delay or other act or omission of Agent or any Lender, or their failure to proceed promptly or otherwise as against Borrowers, Guarantor or any security;

                (c) Any action, omission or circumstance which might increase the likelihood that Guarantor may be called upon to perform under this Guaranty or which might affect the rights or remedies of Guarantor as against Borrowers;

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

                (d) Any dealings occurring at any time between either or both Borrowers and Agent or either or both Lenders, whether relating to the Loan or otherwise; or

                (e) Any action of Agent or any Lender described in SECTION 3 above.

            Guarantor hereby acknowledges that absent this SECTION 4, Guarantor might have a defense to the enforcement of this Guaranty as a result of one or more of the foregoing acts, omissions, agreements, waivers or matters. Guarantor hereby expressly waives and surrenders any defense to any liability under this Guaranty based upon any of such acts, omissions, agreements, waivers or matters. It is the express intent of Guarantor that Guarantor's obligations under this Guaranty are and shall be absolute, unconditional and irrevocable.

            5.   GUARANTOR'S WAIVERS.  Guarantor waives:

                (a) Any right Guarantor may have to require Agent or Lenders to proceed against any Borrower, proceed against or exhaust any security held from any Borrower, or pursue any other remedy in Agent's or any Lender's power to pursue;

                (b) Any defense based on any claim that Guarantor's obligations exceed or are more burdensome than those of any Borrower;

                (c) Any defense based on: (i) any legal disability of any Borrower, (ii) any release, discharge, modification, impairment or limitation of the liability of any Borrower to any Lender from any cause, whether consented to by any Lender or arising by operation of law or from any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships ("INSOLVENCY PROCEEDING") and (iii) any rejection or disaffirmance of the Loan, or any part of it, or any security held for it, in any such Insolvency Proceeding;

                (d) Any defense based on any action taken or omitted by any Lender in any Insolvency Proceeding involving either or both Borrowers, including any election to have any Lender's claims allowed as being secured, partially secured or unsecured, any extension of credit by any Lender to any Borrower in any Insolvency Proceeding, and the taking and holding by Agent or any Lender of any security for any such extension of credit;

                (e) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional indebtedness, and demands and notices of every kind;

                (f) Any defense based on or arising out of any defense that any Borrower may have to the payment or performance of the Loan or any part of it, other than the defense that the Loan has been paid in full; and

                (g) Any defense based on or arising out of any action of Agent or any Lender described in SECTIONS 3 OR 4 above.

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            6.  WAIVERS OF SUBROGATION AND OTHER RIGHTS AND DEFENSES.

                (a) Upon a default by Borrowers, Agent, Lenders or an agent for any such person, in its sole discretion, without prior notice to (except as required by applicable law) or consent of Guarantor, may elect to: (i) foreclose either judicially or nonjudicially against any real or personal property security it may hold for the Loan, (ii) accept a transfer of any such security in lieu of foreclosure, (iii) compromise or adjust the Loan or any part of it or make any other accommodation with either or both Borrowers or Guarantor, or (iv) exercise any other remedy against any Borrower or any security. No such action by Agent or either Lender shall release or limit the liability of Guarantor (except to the extent the Loan is satisfied or reduced as a result thereof), who shall remain liable under this Guaranty after the action, even if the effect of the action is to deprive Guarantor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from any Borrower for any sums paid to Agent or any Lender, whether contractual or arising by operation of law or otherwise. Guarantor expressly agrees that under no circumstances shall he be deemed to have any right, title, interest or claim in or to any real or personal property to be held by Agent or either Lender or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Loan.

                (b) Regardless of whether Guarantor may have made any payments to Agent or any Lender, Guarantor hereby waives: (i) all rights of subrogation, indemnification, contribution and any other rights to collect reimbursement from any Borrower or any other party for any sums paid to Agent or either Lender, whether contractual or arising by operation of law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise, (ii) all rights to enforce any remedy that Agent or any Lender may have against any Borrower, and (iii) all rights to participate in any security now or later to be held by Agent or any Lender for the Loan. The waivers given in this SUBSECTION 6(B) shall be effective until the Loan has been paid and performed in full.

                (c) Guarantor further waives any defense to the recovery by Agent or any Lender against Guarantor of any deficiency or otherwise to the enforcement of this Guaranty or any security for this Guaranty based upon Agent's or any Lender's election of any remedy against Guarantor or any Borrower.

                (d) Guarantor waives any rights, defenses and benefits that may be derived from Sections 2787 to 2855, inclusive, of the California Civil Code or comparable provisions of the laws of any other jurisdiction and further waives all other suretyship defenses Guarantor would otherwise have under the laws of California or any other jurisdiction.

(e) No provision or waiver in this Guaranty shall be construed as limiting the generality of any other provision or waiver contained in this Guaranty. All of the waivers contained herein are irrevocable and unconditional and are intentionally and freely made by Guarantor.

            7. REVIVAL AND REINSTATEMENT. If Agent or any Lender is required to pay, return or restore to any Borrower or any other person any amounts previously paid on the Loan because of any Insolvency Proceeding of any Borrower or any other reason, the obligations of Guarantor shall be reinstated and


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

revived and the rights of Agent and Lenders shall continue with regard to such amounts, all as though they had never been paid.

            8. INFORMATION REGARDING BORROWERS. Before signing this Guaranty, Guarantor investigated the financial condition and business operations of Borrowers and such other matters as Guarantor deemed appropriate to assure himself of Borrowers' ability to discharge its obligations under the Loan Documents. Guarantor assumes full responsibility for that due diligence, as well as for keeping informed of all matters which may affect Borrowers' ability to pay and perform their obligations to Lenders. Agent and Lenders have no duty to disclose to Guarantor any information which any of them may have or receive about Borrowers' financial condition or business operations, the condition or uses of any properties of any Borrower, or any other circumstances bearing on Borrowers' ability to perform.

            9. SUBORDINATION. Any rights of Guarantor, whether now existing or later arising, to receive payment on account of any indebtedness (including interest) owed to Guarantor by either Borrower, or to withdraw capital invested by Guarantor in either Borrower, or to receive distributions from either Borrower, shall at all times be subordinate as to lien and time of payment and in all other respects to the full and prior repayment to Lenders of the Loan. Guarantor shall not be entitled to enforce or receive payment of any sums hereby subordinated until the Loan has been paid and performed in full and any such sums received in violation of this Guaranty shall be received by Guarantor in trust for Agent. The foregoing notwithstanding, if Guarantor provides services to either Borrower, Guarantor is not prohibited from receiving reasonable compensation from Borrowers.

            10. EVENTS OF DEFAULT. Agent may declare Guarantor to be in default under this Guaranty upon the occurrence of any of the following events ("EVENTS OF DEFAULT"):

                (a) Guarantor  fails to perform  Guarantor's  obligations  under
SECTION 1 of this Guaranty; or

                (b) Guarantor fails to perform or comply with any covenant or agreement contained in this Guaranty (other than those referred to in Section 10(a)), provided, that if such failure is by its nature capable of being cured, then such failure shall not become an Event of Default unless such failure remains uncured for a period ending on the first to occur of thirty (30) days after Guarantor shall receive written notice of any such failure from Lender or thirty (30) days after Guarantor became aware or should have become aware thereof; or

                (c) Guarantor revokes this Guaranty or this Guaranty becomes ineffective for any reason; or

                (d) Any representation or warranty made or given by Guarantor to Agent or either Lender proves to be false or misleading in any material respect; or

                (e) Guarantor (i) shall become insolvent or shall generally not, or shall be unable to, or shall admit in writing Guarantor's inability to, pay Guarantor's debts as they come due; or (ii) shall make an assignment for the benefit of creditors; or (iii) shall apply for, consent to, or acquiesce in the appointment of a trustee, receiver, or custodian for Guarantor or any of


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Guarantor's property; or (iv) shall commence or have commenced against Guarantor any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction.

            11. AUTHORIZATION; NO VIOLATION. Guarantor is authorized to execute, deliver and perform under this Guaranty, which is a valid and binding obligation of Guarantor. No provision or obligation of Guarantor contained in this Guaranty violates any applicable law, regulation or ordinance, or any order or ruling of any court or governmental agency. No such provision or obligation conflicts with, or constitutes a breach or default under, any agreement to which Guarantor is a party. No consent, approval or authorization of or notice to any person or entity is required in connection with Guarantor's execution of and obligations under this Guaranty.

            12. ADDITIONAL AND INDEPENDENT OBLIGATIONS. Guarantor's obligations under this Guaranty are in addition to Guarantor's obligations under any other existing or future guaranties, each of which shall remain in full force and effect until it is expressly modified or released in a writing signed by Agent. Guarantor's obligations under this Guaranty are independent of those of Borrowers on the Loan. Agent may bring a separate action, or commence a separate reference or arbitration proceeding against Guarantor without first proceeding against either Borrower, any other person or any security that Agent or either Lender may hold, and without pursuing any other remedy. Agent's rights under this Guaranty shall not be exhausted by any action by Agent or either Lender until the Loan has been paid and performed in full.

            13. NO WAIVER; CONSENTS; CUMULATIVE REMEDIES. Each waiver by Agent must be in writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from Agent's or either Lender's delay in exercising or failure to exercise any right or remedy against Borrowers, Guarantor or any security. Consent by Agent or either Lender to any act or omission by Borrowers or Guarantor shall not be construed as a consent to any other or subsequent act or omission, or as a waiver of the requirement for Agent's or any Lender's consent to be obtained in any future or other instance. All remedies of Agent and Lenders against Borrowers and Guarantor are cumulative.

            14. NO RELEASE. Guarantor shall not be released from his obligations under this Guaranty except by a writing signed by Agent.

            15. HEIRS, SUCCESSORS AND ASSIGNS; DISCLOSURE OF INFORMATION. The terms of this Guaranty shall bind and benefit the heirs, legal representatives, successors and assigns of Lender and Guarantor; provided, however, that Guarantor may not assign this Guaranty, or assign or delegate any of his rights or obligations under this Guaranty, without the prior written consent of Agent in each instance. Agent and any Lender may, at any time, sell, transfer or assign all or any portion of the Loan and the Loan Documents. In the event of any such sale, transfer or assignment of the Loan or any part thereof, the rights and benefits under this Guaranty, to the extent applicable to the Loan obligations so sold, transferred or assigned, may be transferred with such obligations. Guarantor waives notice of any sale, transfer or assignment of the Loan and/or this Guaranty or any part thereof, and agrees that failure to give notice of any such sale, transfer or assignment will not affect the liability of Guarantor hereunder. Agent and each Lender is hereby authorized to disseminate


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any information it now has or hereafter  obtains  pertaining to the Loan or this
Guaranty, including credit or other information on Borrowers, Guarantor and/or any party liable, directly or indirectly, for any part of the Loan, to any actual or prospective assignee with respect to the Loan, to any affiliates or Agent or Lenders, to any regulatory body having jurisdiction over Agent or either Lender, and to any other parties as necessary or appropriate in Agent's
or  either   Lender's   reasonable   judgment.   The  Lenders  are  third  party
beneficiaries of this Payment Guaranty.

            16. NOTICES. All notices given under this Guaranty must be in writing and shall be effectively served upon delivery, or if mailed, upon the first to occur of receipt or the expiration of forty-eight hours after deposit in certified United States mail, postage prepaid, sent to the party at such party's address given at the end of this Guaranty. Those addresses may be changed by Agent or Guarantor by written notice to the other party.

            17. RULES OF CONSTRUCTION. In this Guaranty, the word "BORROWERS" includes both the named Borrowers and any other person who at any time assumes or otherwise becomes primarily liable for all or any part of the obligations of the named Borrowers on the Loan. The word "PERSON" includes any individual, company, trust or other legal entity of any kind. The word "INCLUDE(S)" means "include(s), without limitation," and the word "INCLUDING" means "including, but not limited to." When the context and construction so require, all words used in the singular shall be deemed to have been used in the plural and vice versa. No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Guaranty. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

            18. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of California.

            19. COSTS AND EXPENSES. If any lawsuit, reference or arbitration is commenced which arises out of, or which relates to this Guaranty, the Loan Documents or the Loan, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys' fees in the action or proceeding, in addition to costs and expenses otherwise allowed by law. In all other situations, including any Insolvency Proceeding, Guarantor agrees to pay all of the costs and expenses of Agent and Lenders, including attorneys' fees which may be incurred in any effort to collect or enforce the Loan or any part of it or any term of this Guaranty. From the time(s) incurred until paid in full to Agent and Lender, all sums shall bear interest at the rate of interest for the Loan specified in the Debentures.

            20. CONSIDERATION. Guarantor acknowledges that Guarantor expects to benefit from Lenders extension of the Loan to Borrowers because of Guarantor's relationship to Borrowers, and that Guarantor is executing this Guaranty in consideration of that anticipated benefit.

            21. INTEGRATION; MODIFICATIONS. This Guaranty and the Pledge Agreement (a) integrate all the terms and conditions mentioned in or incidental to this Guaranty and the Pledge Agreement, (b) supersede all oral negotiations and prior writings with respect to their subject matter, and (c) are intended by Guarantor and Agent as the final expression of the agreement with respect to the terms and conditions set forth in this Guaranty and the Pledge Agreement and as


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

the complete and exclusive statement of the terms agreed to by Guarantor and Agent. No representation, understanding, promise or condition shall be enforceable against any party hereto unless it is contained in this Guaranty or the Pledge Agreement. This Guaranty may not be modified except in a writing signed by both Agent and Guarantor. No course of prior dealing, usage of trade, parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof.

            22. MISCELLANEOUS. The illegality or unenforceability of one or more provisions of this Guaranty shall not affect any other provision. This Guaranty and any attached consents or exhibits requiring signatures may be executed in counterparts, and all counterparts shall constitute but one and the same document. Time is of the essence in the performance of this Guaranty by Guarantor.

            23. COUNSEL. Guarantor acknowledges that Guarantor has had adequate opportunity to carefully read this Guaranty and to consult with an attorney of Guarantor's choice prior to signing it.


            IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.

Guarantor: Craig A. Vanderburg             Address Where Notices to
                                           Guarantor are to be Sent:
  /s/ Craig A. Vanderburg
-----------------------------              775 W. Big Beaver, Ste. 1700,
   Signature of Guarantor                  Troy, MI 48084

       Craig A. Vanderburg
-----------------------------
   Printed Name of Guarantor
                                           Address Where Notices to
                                           Agent to be Sent:

                                           Mercator Advisory Group, LLC
                                           555 South Flower Street, Suite 4500
                                           Los Angeles, California 90071



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